CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND

       (FORMERLY, 111 CORCORAN NORTH CAROLINA MUNICIPAL SECURITIES FUND),

             A PORTFOLIO OF CCB FUNDS (FORMERLY, 111 CORCORAN FUNDS)

                              5800 CORPORATE DRIVE

                       PITTSBURGH, PENNSYLVANIA 15237-7010

                                  June 18, 1999

Dear Shareholder:

           The Board of Trustees and management of the CCB Funds are pleased to submit for your vote a proposal to transfer all of the assets of the CCB North Carolina Municipal Securities Fund (the "CCB Fund") to Federated North Carolina Municipal Income Fund (the "Federated Fund"), a newly-organized portfolio of Municipal Securities Income Trust, a mutual fund advised by Federated Investment Management Company. The Federated Fund has an investment objective similar to that of the CCB Fund in that it seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of North Carolina and North Carolina municipalities. The Federated Fund pursues this investment objective by investing its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and North Carolina State personal income taxes. As part of the transaction, holders of shares in the CCB Fund would receive Class A Shares of the Federated Fund equal in value to their shares in the CCB Fund and the CCB Fund would be liquidated.

           The Board of Trustees of CCB Funds, as well as Central Carolina Bank & Trust Company, the CCB Fund's investment adviser, and Federated Securities Corp., the CCB Fund's distributor, believe the proposed agreement and plan of reorganization is in the best interests of CCB Fund shareholders.

           Your vote on the transaction is critical to its success. The transfer will be effected only if approved by a majority of all of the CCB Fund's outstanding shares on the record date voted in person or represented by proxy. We hope you will participate by casting your vote in person, or by proxy if you are unable to attend the meeting. Please read the enclosed prospectus/proxy statement carefully before you vote.

           THE BOARD OF TRUSTEES BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE CCB FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

           Thank you for your prompt attention and participation.

                                               Sincerely,

                                               Edward C. Gonzales
                                               President

                  CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND

        (formerly, 111 Corcoran North Carolina Municipal Securities Fund)

                                 a portfolio of

                                    CCB FUNDS

                         (formerly, 111 Corcoran Funds)

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 22, 1999

           A Special Meeting of the shareholders of CCB North Carolina Municipal Securities Fund (the "CCB Fund"), a portfolio of CCB Funds (the "CCB Funds") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on July 22, 1999 to consider the following proposal:

           To approve or disapprove a proposed Agreement and Plan of Reorganization between the CCB Funds, on behalf of the CCB Fund, and Municipal Securities Income Trust, on behalf of its portfolio, Federated North Carolina Municipal Income Fund (the "Federated Fund"), whereby the Federated Fund would acquire all of the assets of the CCB Fund in exchange for Class A Shares of the Federated Fund to be distributed pro rata by the CCB Fund to its shareholders in complete liquidation and termination of the CCB Fund.

           To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed June 7, 1999, as the record date for determination of shareholders entitled to vote at the meeting.

                                      By Order of the Board of Trustees,

                                      John W. McGonigle
                                      Secretary

June 18, 1999

     YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           PROSPECTUS/PROXY STATEMENT

                                  JUNE 18, 1999

                          Acquisition of the Assets of

                  CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND,

       (formerly, 111 Corcoran North Carolina Municipal Securities Fund),

                            a portfolio of CCB FUNDS

                         (formerly, 111 Corcoran Funds)

                              5800 Corporate Drive

                       Pittsburgh, Pennsylvania 15237-7010

                        Telephone Number: 1-800-386-3111

                    By and in exchange for Class A Shares of

                 FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND,

                a portfolio of MUNICIPAL SECURITIES INCOME TRUST

                              5800 Corporate Drive

                       Pittsburgh, Pennsylvania 15237-7000

                  Telephone Number: 1-800-245-5051, option one

           This Prospectus/Proxy Statement describes the proposed Agreement and Plan of Reorganization (the "Reorganization Agreement") whereby Federated North Carolina Municipal Income Fund (the "Federated Fund"), a newly-organized portfolio of Municipal Securities Income Trust, a Massachusetts business trust (the "Trust"), would acquire all of the assets of CCB North Carolina Municipal Securities Fund, a portfolio of CCB Funds, a Massachusetts business trust (the "CCB Fund"), in exchange for the Federated Fund's Class A Shares to be distributed pro rata by the CCB Fund to the holders of its shares, in complete liquidation of the CCB Fund. As a result of the Plan, each shareholder of the CCB Fund will become the owner of the Federated Fund's Class A Shares having a total net asset value equal to the total net asset value of his or her holdings in the CCB Fund.

           THE BOARD OF TRUSTEES OF THE CCB FUNDS UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

           Each of the Federated Fund and the CCB Fund is a non-diversified portfolio of securities of an open-end management investment company. The Federated Fund's investment objective is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of North Carolina and North Carolina municipalities. It pursues this investment objective by investing its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and North Carolina state personal income taxes. The CCB Fund has a similar objective in that it seeks to provide income which is exempt from federal regular income tax and North Carolina state personal income taxes. For a comparison of the investment policies of the Federated Fund and the CCB Fund, see "Summary - Investment Objectives, Policies and Limitations."

           This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Federated Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the Federated Fund dated June 4, 1999, which is incorporated herein by reference. Statements of Additional Information for the Federated Fund dated June 4, 1999 (relating to the Federated Fund's Prospectus of the same date) and June 18, 1999 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Copies of the Statements of Additional Information may be obtained without charge by writing or calling the Federated Fund at the address and telephone number shown above.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                TABLE OF CONTENTS

                                                                                       PAGE NO.
SUMMARY OF EXPENSES...............................................................        1
SUMMARY...........................................................................        3
    About the Proposed Reorganization.............................................        3
    Investment Objectives, Policies and Limitations...............................        3
    Advisory and Other Fees.......................................................        4
    Distribution Arrangements.....................................................        5
    Purchase, Exchange and Redemption Procedures..................................        5
    Dividends.....................................................................        7
    Tax Consequences..............................................................        7
RISK FACTORS......................................................................        7
INFORMATION ABOUT THE REORGANIZATION..............................................        8
    Background and Reasons for the Proposed Reorganization........................        8
    Description of the Plan of Reorganization.....................................        8
    Description of Federated Fund Shares..........................................        9
    Federal Income Tax Consequences...............................................        9
    Comparative Information on Shareholder Rights and Obligations.................        10
    Capitalization................................................................        11
INFORMATION ABOUT THE FEDERATED FUND, THE TRUST, THE CCB BOND FUND AND THE CCB FUNDS      12
    Federated North Carolina Municipal Income Fund, a portfolio of Municipal              12

       Securities Income Trust....................................................
    CCB North Carolina Municipal Securities Fund, a portfolio of CCB Funds........        12
VOTING INFORMATION................................................................        13
    Outstanding Shares and Voting Requirements....................................        13
    Dissenter's Right of Appraisal................................................        14
OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY........................        14
AGREEMENT AND PLAN OF REORGANIZATION -- EXHIBIT A.................................       A-1


                               SUMMARY OF EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the CCB Fund and Federated North Carolina Municipal Income Fund's Class A Shares.


                                                    FEDERATED

                                                       FUND                          FEDERATED
                                                     (CLASS A                        PRO FORMA

                                                    SHARES)(1)       CCB FUND       COMBINED(1)

                                                  ---------------   ------------    -------------
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT

Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of offering

   price)...................................          4.50%            4.50%           4.50%
Maximum Deferred Sales Charge (Load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)......

                                                       None            None             None

Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends (as a percentage of
   offering price)..........................

                                                       None            None             None

Redemption Fee (as a percentage of amount
   redeemed, if applicable).................

                                                       None            None             None

Exchange Fee................................           None            None             None


ANNUAL OPERATING EXPENSES (BEFORE WAIVER/
REIMBURSEMENTS)

EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fee (2)..........................         0.40%           0.75%             0.40%
Distribution (12b-1) Fees...................         0.25%(3)        None              0.25%(3)
Shareholder Services Fee....................         0.25%           None              0.25%
Other Expenses..............................         0.39%           0.51%             0.39%
     Total Annual Operating Expenses(4).....         1.29%           1.26%             1.29%


(1) The Federated Fund is a newly organized portfolio which has not conducted any business except that incident to its organization. The fees and expenses shown for the Federated Fund (Class A Shares) and for Federated Pro Forma Combined are estimated fees and expenses expected to be incurred for the fiscal year ending August 31, 2000.

(2) For the fiscal year ended May 31, 1998, the adviser for the CCB Fund voluntarily waived all of its management fee. The CCB Fund adviser can terminate this voluntary waiver at any time in its sole discretion. The adviser for the Federated Fund anticipates waiving portions of the management fee in the future for the Federated Fund. The Federated Fund adviser can terminate this voluntary waiver at any time in its sole discretion. The management fee paid by the Federated Fund and Federated Pro Forma Combined (after the anticipated voluntary waiver) is expected to be 0.15% through the fiscal year ending August 31, 2000.

(3) The Federated Fund does not expect to pay or accrue the Distribution (12b-1) fee of 0.25% through the fiscal year ending August 31, 2000. The distributor can terminate this voluntary waiver at any time in its sole discretion. The Distribution (12b-1) fee paid by the Federated Fund and Federated Pro Forma Combined (after the voluntary waiver) is expected to be 0.00% through the fiscal year ending August 31, 2000.

(4) Although not contractually obligated to do so, the adviser waived certain amounts during the year ended May 31, 1998 for the CCB Fund. These are shown below along with the net expenses the CCB Fund ACTUALLY PAID for the year ending May 31, 1998. In addition, although not contractually obligated to do so, the adviser and distributor of the Federated Fund expect to waive certain amounts through the fiscal year ending August 31, 2000. These are shown below along with the net expenses the Federated Fund and Federated Pro Forma Combined expects to ACTUALLY PAY through the fiscal year ending August 31, 2000.

                                         Federated                Federated
                                           Fund                   Pro Forma

                                         (Class A       CCB Fund   Combined
                                          Shares)

                                      --------------- ------------------------
Total Waivers of Fund Expenses......       0.50%         0.75%      0.50%
Total Actual Annual Fund Operating
   Expenses (after waivers).........       0.79%         0.51%      0.79%
-----------------

EXAMPLE

           This following Example is intended to help you compare the cost of investing in the CCB Fund with the cost of investing in the Federated Fund's Class A Shares.


The Example assumes that you invest $10,000 in      1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                    ------      -------     -------    --------
each respective fund for the time periods
indicated and then redeem all of your shares
at the end of those periods.  The Example
assumes that your investment has a 5% return
each year and that the CCB Fund and the
Federated Fund and the Federated Pro Forma
Combined operating expenses are BEFORE WAIVERS
as shown above in the Table and remain the
same.  Although your actual costs may be
higher or lower, based on these assumptions
your costs would be:.........................

CCB Fund.....................................          $573        $832      $1,110     $1,904
Federated Fund (Class A Shares) and Federated
   Pro Forma Combined........................

                                                       $575        $841      $1,126     $1,936



                                     SUMMARY

           This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Federated Fund dated June 4, 1999, the Statement of Additional Information of the Federated Fund dated June 4, 1999, the Prospectus of the CCB Fund dated July 31, 1998, the Statement of Additional Information of the CCB Fund dated July 31, 1998, and the Reorganization Agreement, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A.

ABOUT THE PROPOSED REORGANIZATION

           The Board of Trustees of the CCB Funds has voted to recommend to holders of the shares of the CCB Fund the approval of the Reorganization Agreement whereby the Federated Fund, a portfolio of the Trust, would acquire all of the assets of the CCB Fund in exchange for the Federated Fund's Class A Shares to be distributed pro rata by the CCB Fund to its shareholders in complete liquidation and dissolution of the CCB Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the CCB Fund will become the owner of the Federated Fund's Class A Shares having a total net asset value equal to the total net asset value of his or her holdings in the CCB Fund on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined).

           As a condition to the Reorganization transactions, the Trust and the CCB Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), so that no gain or loss will be recognized by either the Federated Fund or the CCB Fund or the shareholders of the CCB Fund. The tax basis of the Federated Fund's Class A Shares received by CCB Fund shareholders will be the same as the tax basis of their shares in the CCB Fund. After the acquisition is completed, the CCB Fund will be dissolved.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

           The investment objective of the Federated Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of North Carolina and North Carolina municipalities. The Federated Fund will pursue its investment objective by investing its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and North Carolina state personal income taxes. Interest from the Federated Fund's investments may be subject to the federal alternative minimum tax for individuals or corporations. The Federated Fund will ordinarily invest at least 65% of its portfolio in investment grade tax exempt securities. The Federated Fund may invest the remainder of its portfolio in lower rated tax exempt securities.

           The investment objective of the CCB Fund is substantially identical to the investment objective of the Federated Fund in that it seeks to provide income which is exempt from federal regular income tax and North Carolina state income tax. The CCB Fund pursues its investment objective by investing in a professionally managed portfolio consisting primarily of municipal securities exempt from North Carolina state income taxes and/or federal regular income tax. Like the Federated Fund, interest from the CCB Fund's investments may be subject to the federal alternative minimum tax for individuals or corporations. The average maturity of the CCB Fund is 5 to 15 years. The Federated Fund does not have a policy with respect to expected average maturity. As a matter of fundamental investment policy, which may not be changed without shareholder approval, the CCB Fund invests its assets so that, under normal circumstances, at least 80% of its annual interest income is exempt from federal regular income tax or that at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal regular income tax. In addition, the CCB Fund invests its assets so that, under normal circumstances, at least 65% of the value of its total assets will be invested in North Carolina municipal securities which are exempt from federal regular income tax and North Carolina state income tax. Investments in the Federated Fund or the CCB Fund are not insured or guaranteed by the U.S.

government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

     The principal difference in the investment practices of the Federated Fund, as compared to the CCB Fund, is that the Federated Fund may invest up to 35% of its assets in securities rated below investment grade, also known as "junk bonds," which generally entail greater market, credit and liquidity risks than investment grade securities. See "Risk Factors."

           Both the Federated Fund and the CCB Fund are subject to certain investment limitations. The investment limitations of the Federated Fund are similar, but not identical to, the CCB Fund's existing investment limitations. Some of the CCB Fund's fundamental limitations reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect, whereas the Federated Fund's fundamental limitations have been modernized to take into account changes in the regulatory, business or industry conditions, practices or requirements. The Federated Fund has slightly increased investment flexibility which will allow the Federated Fund to respond to future investment opportunities. Despite this increased investment flexibility, however, it is not anticipated that the investment limitations of the Federated Fund, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the CCB Fund.

           In addition to the policies and limitations set forth above, both the Federated Fund and the CCB Fund are subject to certain additional investment policies and limitations, described in the Federated Fund's Statement of Additional Information dated June 4, 1999, and the CCB Fund's Statement of Additional Information dated July 31, 1998. Reference is hereby made to the Federated Fund's Prospectus and Statement of Additional Information, each dated June 4, 1999, and to the CCB Fund's Prospectus and Statement of Additional Information, each dated July 31, 1998, which set forth in full the investment objective, policies and investment limitations of each of the Federated Fund and the CCB Fund, all of which are incorporated herein by reference thereto.

ADVISORY AND OTHER FEES

           The annual investment advisory fee for the Federated Fund is 0.40 of 1% of the Federated Fund's average daily net assets. The investment adviser to the Federated Fund, Federated Investment Management Company ("Federated Investment Management Company"), a subsidiary of Federated Investors, may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of the Federated Fund. This voluntary waiver or reimbursement may be terminated by Federated Investment Management Company at any time in its sole discretion. The maximum annual management fee for the CCB Fund is 0.75 of 1% of average daily net assets of the CCB Fund. The CCB Fund's investment manager, Central Carolina Bank & Trust Company ("Central Carolina Bank"), may similarly voluntarily choose to waive a portion of its advisory fee or reimburse the CCB Fund for certain expenses and may likewise terminate such waiver or reimbursement at any time in its sole discretion.

           Federated Services Company, an affiliate of Federated Investment Management Company, provides certain administrative personnel and services necessary to operate the Federated Fund. Federated Administrative Services, also an affiliate of Federated Investment Management Company, provides certain administrative personnel and services necessary to operate the CCB Fund. Federated Services Company provides these services at an annual rate based upon the average aggregate daily net assets of all funds advised by Federated Investment Management Company and its affiliates. Federated Administrative Services provides these services at an annual rate based upon the average aggregate daily net assets of the CCB Funds. For both Federated Services Company and Federated Administrative Services, the rate charged is 0.15 of 1% on the first $250 million of all such funds' average aggregate daily net assets, 0.125 of 1% on the next $250 million, 0.10 of 1% on the next $250 million and 0.075 of 1% of all such funds' average aggregate daily net assets in excess of $750 million. Federated Services Company's minimum annual administrative fee per portfolio is $125,000 plus $30,000 for each additional class of shares of any such portfolio, while the administrative fee received by Federated Administrative Services during any fiscal year shall be at least $50,000 per portfolio. Federated Services Company or Federated Administrative Services may choose voluntarily to waive a portion of its respective fee. The administrative fee expense for the CCB Fund's fiscal year ended May 31, 1998 was $53,009, or 0.144% of average daily net assets. The administrative fee expense for the Federated Fund for the fiscal year ending August 31, 2000 is not presently determinable, but is expected to approximate 0.161% of average daily net assets.

           The Federated Fund has entered into a Shareholder Services Agreement under which it may make payments of up to 0.25 of 1% of the average daily net asset value of the Class A Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement provides that Federated Shareholder Services ("FSS"), an affiliate of Federated Investment Management Company, either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedule of such fees and the basis upon which such fees will be paid is determined from time to time by the Federated Fund and FSS. The CCB Fund does not make payments to obtain similar shareholder services.

           The total annual operating expenses for shares of the CCB Fund were 0.51% of average daily net assets (after waivers) for the fiscal year ended May 31, 1998. Without such waivers, the expense ratio of the CCB Fund would have been 1.26%, or higher by 0.75%, of average daily net assets . The total annual operating expenses for the Federated Fund for the fiscal year ending August 31, 2000 are not presently determinable, but are expected to be 0.79% after waivers. Without such waivers, the expense ratio of the Federated Fund is expected to be 1.29% of average daily net assets for the fiscal year ended August 31, 2000, or approximately 0.50% higher.

DISTRIBUTION ARRANGEMENTS

           Federated Securities Corp. ("FSC"), an affiliate of Federated Investment Management Company, is the principal distributor for shares of both the Federated Fund and the CCB Fund. Except under certain circumstances, both Class A Shares of the Federated Fund and shares of the CCB Fund are sold at net asset value, next determined after an order is received, plus a maximum sales charge of 4.50%. The Federated Fund has adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") pursuant to which the Federated Fund may pay a fee to the distributor in an amount computed at an annual rate of 0.25 of 1% of the average daily net assets of the Class A Shares to finance any activity which is principally intended to result in the sale of Class A Shares subject to the Distribution Plan. The Federated Fund does not anticipate making or accruing payments for Class A Shares under the Distribution Plan in the immediate future. The CCB Fund does not have a Rule 12b-1 plan in effect and, accordingly, does not, nor does FSC, compensate brokers and dealers for sales and administrative services performed in connection with sales of shares of the CCB Fund pursuant to a plan of distribution adopted pursuant to Rule 12b-1.

           FSC and FSS, from their own assets, may pay financial institutions supplemental fees as financial assistance for providing substantial sales services, distribution-related support services or shareholder services with respect to the Federated Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by FSC may be reimbursed by Federated Investment Management Company or its affiliates.

           For sales of shares of the CCB Fund, a dealer will normally receive up to 85% of the applicable sales charge. For shares sold with a sales charge, Central Carolina Bank will receive 85% of the applicable sales charge for purchases of shares of the CCB Fund made directly through Central Carolina Bank. The sales charge for shares sold other than through Central Carolina Bank or registered broker/dealers will be retained by FSC. However, FSC will, periodically, uniformly offer to pay to dealers additional amounts in the form of cash or promotional incentives. Such payments, all or a portion of which may be paid from the sales charge FSC normally retains or any other source available to it, will be predicated upon the amount of shares of the CCB Fund that are sold by the dealer. For a complete description of sales charges and exemptions from such charges, reference is hereby made to the Prospectus of the Federated Fund dated June 4, 1999 and the Prospectus of the CCB Fund dated July 31, 1998, each which is incorporated herein by reference thereto.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

           The transfer agent and dividend disbursing agent for each of the Federated Fund and the CCB Fund is Federated Shareholder Services Company. Procedures for the purchase, exchange and redemption of the Federated Fund's Class A Shares differ slightly from procedures applicable to the purchase, exchange and redemption of the CCB Fund's shares. Reference is made to the Prospectus of the Federated Fund dated June 4, 1999, and the Prospectus of the CCB Fund dated July 31, 1998, for a complete description of the purchase, exchange and redemption procedures applicable to purchases, exchanges and redemptions of Federated Fund and CCB Fund shares, respectively, each of which is incorporated herein by reference thereto.

           Purchases of Class A Shares of the Federated Fund may be made through an investment professional or, once an account has been established, by wire or check. Purchases of shares of the CCB Fund may be made through Central Carolina Bank and through certain broker/dealers under contract with FSC or directly by wire or check once an account has been established. The minimum initial investment in the Federated Fund is $1,500. Subsequent investments must be in amounts of at least $100. For purposes of the minimum initial investment, all CCB Fund shareholder accounts maintained by FSC will be combined to meet the minimum investment requirement. The minimum initial investment in the CCB Fund is $1,000. Subsequent investments must be in amounts of at least $100. These minimums may be waived for purchases by the Trust Division of Central Carolina Bank for its fiduciary or custodial accounts. All accounts maintained by an institutional investor will be combined together to determine whether such minimum investment requirement is met. The Federated Fund and the CCB Fund each reserves the right to reject any purchase request. In connection with the sale of shares of the CCB Fund, FSC may from time to time offer certain items of nominal value to any shareholder.

           The purchase price of each of the Federated Fund's Class A Shares and the CCB Fund's shares is based on net asset value, plus a sales charge. No sales charge will be imposed in connection with the issuance of Federated Fund shares to the CCB Fund shareholders as a result of the Reorganization. Additionally, Class A Shares of the Federated Fund may be purchased at net asset value, without a sales charge, by the Trust Division of Central Carolina Bank for accounts in which the Trust Division holds or manages assets. Except in limited circumstances, the net asset value per share for each of the Federated Fund and the CCB Fund is calculated as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day on which the NYSE is open for business. Federated Fund purchase orders received from investment professionals before the close of trading on the NYSE may be entered at that day's price. Payment is normally required in three business days. Purchase orders for shares of the Federated Fund by wire are considered received upon receipt of the wire and begin earning dividends on the business day the wire is received. Federated Fund purchase orders received by check are considered received upon receipt of the check and shares begin earning dividends the next day. Purchase orders for shares of the CCB Fund received from Central Carolina Bank and authorized brokers and dealers before 4:00 p.m. (Eastern time) may be entered at that day's price. Payment is normally required in three business days. If an order for shares of the CCB Fund is placed on the preceding business day, shares purchased by wire begin earning dividends on the business day wire payment is received by the CCB Fund's custodian, Fifth Third Bank. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares of the CCB Fund purchased by check begin earning dividends on the business day after the check is converted into federal funds.

           Holders of Class A Shares of the Federated Fund have exchange privileges with respect to Class A shares in other funds for which subsidiaries or affiliates of Federated Investors serve as investment adviser (collectively, the "Federated Funds"). The exchange is subject to any initial or subsequent investment amounts of the Federated Funds into which the exchange is being made. Exercise of the exchange privilege is treated as a redemption and new purchase for federal income tax purposes and, accordingly, may have tax consequences for the shareholder. Holders of shares of the CCB Fund have exchange privileges with respect to shares in CCB Equity Fund, CCB Bond Fund, Liberty U.S. Government Money Market Trust and Federated American Leaders Fund, Inc., each of which has different investment objectives and policies. Holders of shares of the CCB Fund who exercise this exchange privilege must exchange shares having a net asset value of at least $1,000. Exchanges are made at net asset value plus the difference between the CCB Fund's sales charge already paid and any applicable sales charge on shares of the CCB Fund to be acquired in the exchange. Exercise of the exchange privilege is treated as a redemption and new purchase for federal income tax purposes and, accordingly, may have tax consequences for the shareholder. Information on share exchanges may be obtained from the Federated Fund or the CCB Fund, as appropriate.

           Redemptions of Federated Fund Class A Shares may be made through an investment professional, by telephone or by mailing a written request, or through the Federated Fund's systematic withdrawal program. A contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares of the Federated Fund redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advanced payment on the transaction. This contingent deferred sales charge would not be applicable to shares of the Federated Fund acquired under the proposed Reorganization. Redemptions of CCB Fund shares may be made through Central Carolina Bank or the CCB Fund, by telephone or by mailing a written request, or through the CCB Fund's systematic withdrawal program. Class A Shares of the Federated Fund and shares of the CCB Fund are each redeemed at their net asset value, less any applicable contingent deferred sales charge for Class A Shares of the Federated Fund, next determined after the redemption request is received on each day on which the CCB Fund computes its net asset value. Proceeds will ordinarily be distributed by check within seven days after receipt of a redemption request.

           Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, exchanges or redemptions of the Federated Fund's Class A Shares or the CCB Fund's shares may be obtained from FSC, principal distributor for each of the Federated Fund and the CCB Fund, at 1-800-245-5051, option one.

DIVIDENDS

           Each of the Federated Fund's and the CCB Fund's current policy is to declare dividends daily and pay dividends monthly and to make annual distributions of net realized capital gains, if any. With respect to both the Federated Fund and the CCB Fund, unless a shareholder otherwise instructs, dividends and capital gain distributions will be reinvested automatically in additional shares at net asset value.

TAX CONSEQUENCES

           As a condition to the Reorganization transactions, the Trust and the CCB Funds will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Code so that no gain or loss will be recognized by either the Federated Fund or the CCB Fund or the shareholders of the CCB Fund. The tax basis of the Federated Fund shares received by CCB Fund shareholders will be the same as the tax basis of their shares in the CCB Fund.

                                  RISK FACTORS

           As with other mutual funds that invest in municipal securities, the Federated Fund is subject to market risks and credit risks. The value of the shares of the Federated Fund will fluctuate. The amount of this fluctuation is dependent upon the quality and maturity of the municipal securities in the Federated Fund's portfolio as well as on market conditions. Generally speaking, lower quality, longer-term securities in which the Federated Fund may invest have greater fluctuation in value than high quality, shorter-term securities. Municipal securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates. Prices of fixed income securities also fluctuate with changes in the perceived quality of the credit of their issuers. Since the Federated Fund invests primarily in North Carolina municipal securities which are tax exempt and since it seeks to maximize income derived from North Carolina municipal securities which are tax exempt, it is susceptible to factors adversely affecting the State of North Carolina and issuers of North Carolina municipal securities in addition to generally being subject to the risk factors summarized above. Additionally, the Federated Fund is a non-diversified portfolio of an investment company. An investment in the Federated Fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Federated Fund's portfolio. Since the CCB Fund also invests primarily in North Carolina municipal securities, these risk factors are generally also present in an investment in the CCB Fund. In addition, the Federated Fund, unlike the CCB Fund, may invest up to 35% of its assets in securities rated below investment grade, also known as junk bonds, which generally entail greater market, credit and liquidity risks than investment grade securities. A full discussion of the risks inherent in investment in the Federated Fund and the CCB Fund is set forth in the Federated Fund's Prospectus and Statement of Additional Information, each dated June 4, 1999, and the CCB Fund's Prospectus and Statement of Additional Information, each dated July 31, 1998, each of which is incorporated herein by reference thereto.

                      INFORMATION ABOUT THE REORGANIZATION

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

           The CCB Fund was established in 1991 to provide investors with an opportunity to invest in a professionally managed, non-diversified portfolio investing primarily in North Carolina municipal securities. Although the Board of CCB Funds has been satisfied with the CCB Fund's performance, it and Central Carolina Bank, the CCB Fund's investment adviser, believe that certain operating efficiencies may ultimately be achieved by reorganizing the CCB Fund as a portfolio of the Trust rather than remaining as a portfolio of CCB Funds. For the last several years, in an effort to remain competitive with other investment companies, Central Carolina Bank has waived all of its investment advisory fees and reimbursed the CCB Fund for certain operating expenses, resulting in aggregate fee waivers and expense reimbursements of $276,004 for the CCB Fund's fiscal year ended May 31, 1998. Central Carolina Bank has concluded that it will not be able to continue indefinitely to waive such investment advisory fees and reimburse operating expenses in order to allow the CCB Fund to earn a return on its investments competitive with other investment companies with similar investment objectives. As a result, Central Carolina Bank has recommended to the Board of Trustees that it would be in the best interests of all of the CCB Fund's shareholders that its assets be transferred to the Trust, on behalf of the Federated Fund, in order to reorganize it as a separate portfolio of the Trust. Federated Investment Management Company, the Trust's investment adviser, similarly recommended to the Board of Trustees of the Trust that the Federated Fund be organized for the purpose of acquiring the CCB Fund's assets and thereby reorganizing the CCB Fund as a portfolio of the Trust. In connection with this proposal, each of the Trust's and the CCB Fund's investment advisers emphasized the comparable advisory services provided to the CCB Fund and the Federated Fund, the substantially identical investment objectives and investment policies of the CCB Fund and the Federated Fund, and the administrative convenience and simplification of management achievable by operating the CCB Fund as a portfolio of the Trust.

           The Board of Trustees of CCB Funds, including a majority of the independent Trustees, determined that participation in the Reorganization is in the best interests of the CCB Fund and that the interests of CCB Fund shareholders would not be diluted as a result of its effecting the Reorganization. Based upon the foregoing considerations, and the fact that shareholders of the CCB Fund will not suffer any adverse tax consequences as a result of the Reorganization, the Board of Trustees of CCB Funds unanimously voted to approve, and recommend to CCB Fund shareholders the approval of, the Reorganization.

           The Board of Trustees of the Trust, including the independent Trustees, have unanimously concluded that consummation of the Reorganization is in the best interests of the Federated Fund and the shareholders of the Federated Fund and that the interests of Federated Fund shareholders would not be diluted as a result of effecting the Reorganization and have unanimously voted to approve the Reorganization Agreement.

DESCRIPTION OF THE PLAN OF REORGANIZATION

           The Reorganization Agreement provides that all of the assets of the CCB Fund will be transferred to the Federated Fund, subject to the liabilities of the CCB Fund. Each holder of shares of the CCB Fund will receive the same number (with the same aggregate value) of Class A Shares of the Federated Fund as the shareholder had in the CCB Fund immediately prior to the Reorganization. The CCB Fund's shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the Class A Shares of the Federated Fund.

           Following the transfer of assets and assumption of liabilities of the CCB Fund to and by the Federated Fund, and the issuance of Class A Shares by the Federated Fund to the CCB Fund, the CCB Fund will distribute the Class A Shares of the Federated Fund received by the CCB Fund among the shareholders of the CCB Fund in proportion to the number of shares each such shareholder holds in the CCB Fund. In addition to receiving the Class A Shares of the Federated Fund, each shareholder of the CCB Fund will have a right to receive any declared and unpaid dividends or other distributions of the CCB Fund. Following the Reorganization, shareholders of the CCB Fund will be shareholders of the Federated Fund and the CCB Fund will take all steps necessary to effect its termination. It will not be necessary for holders of share certificates of the CCB Fund to exchange their certificates for new certificates following consummation of the Reorganization. Certificates for shares of the CCB Fund issued prior to the Reorganization will represent outstanding Class A Shares of the Federated Fund after the Reorganization. Shareholders of the CCB Fund who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated as Class A Shares of the Federated Fund.

           The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Prospectus/Proxy Statement by the shareholders of the CCB Fund; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after July 23, 1999.

           The Federated Fund's investment adviser is responsible for the payment of all expenses of the Reorganization incurred by either party, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the CCB Fund's shareholders.

           The Reorganization may be terminated at any time prior to its consummation by either the CCB Funds or the Trust if circumstances should develop that, in the opinion of either the Board of the CCB Funds or the Board of Trustees of the Trust, make proceeding with the Reorganization Agreement inadvisable. The Reorganization Agreement provides further that at any time prior to the consummation of the Reorganization: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreement provided that such amendment or modification would not have a material adverse effect upon the benefits intended under the Reorganization Agreement and it would be consistent with the best interests of shareholders of the CCB Fund and the Federated Fund; and (ii) either party may waive any of the conditions set forth in the Reorganization Agreement if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the CCB Fund or the shareholders of the Federated Fund, as the case may be.

DESCRIPTION OF FEDERATED FUND SHARES

           Full and fractional Class A Shares of the Federated Fund will be issued without the imposition of a sales charge or other fee to the shareholders of the CCB Fund in accordance with the procedures described above. Class A Shares of the Federated Fund to be issued to shareholders of the CCB Fund under the Plan will be fully paid and nonassessable when issued and transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the Federated Fund dated June 4, 1999, provided herewith for additional information about Class A Shares of the Federated Fund.

FEDERAL INCOME TAX CONSEQUENCES

           As a condition to the Reorganization, the CCB Funds, on behalf of the CCB Fund, and the Trust, on behalf of the Federated Fund, will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, special counsel to the CCB Funds and the Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Reorganization Agreement will constitute a tax-free "reorganization" under Section 368(a)(1)(F) of the Code, and the CCB Fund and the Federated Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Federated Fund upon its receipt of the CCB Fund's assets (subject to the liabilities of the CCB Fund) in exchange for Federated Fund Class A Shares; (3) no gain or loss will be recognized by the CCB Fund upon the transfer of its assets (subject to the liabilities of the CCB Fund) to the Federated Fund in exchange for Federated Fund Class A Shares or upon the distribution (whether actual or constructive) of the Federated Fund Class A Shares to the CCB Fund shareholders in exchange for their shares of the CCB Fund; (4) no gain or loss will be recognized by shareholders of the CCB Fund upon the exchange of their Fund shares for Federated Fund Class A Shares; (5) the tax basis of the CCB Fund's assets acquired by the Federated Fund will be the same as the tax basis of such assets to the CCB Fund immediately prior to the Reorganization; (6) the tax basis of Federated Fund Class A Shares received by each shareholder of the CCB Fund pursuant to the Reorganization will be the same as the tax basis of the CCB Fund shares held by such shareholder immediately prior to the Reorganization; (7) the holding period of the assets of the CCB Fund in the hands of the Federated Fund will include the period during which those assets were held by the CCB Fund; and (8) the holding period of the Federated Fund Class A Shares received by each shareholder of the CCB Fund pursuant to the Reorganization will include the period during which the CCB Fund shares exchanged therefor were held by such shareholder, provided the CCB Fund shares were held as capital assets on the date of the Reorganization.

           The CCB Funds and the Trust have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

           The Federated Fund does not anticipate that taxable sales involving significant amounts of securities of the combined portfolio will have to be made after the Reorganization to effect a realignment with the policies and investment practices of the Federated Fund.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS

           GENERAL. Both the Federated Fund and the CCB Fund are open-end, non-diversified series of management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current net asset value. Each of the Trust and the CCB Funds is organized as a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. Each of the Trust and the CCB Funds is governed by its respective Declaration of Trust, Bylaws and Board of Trustees, in addition to applicable state and federal law. The rights of shareholders of the Trust and shareholders of the CCB Funds as set forth in the applicable Declaration of Trust and By-laws are substantially identical. Set forth below is a brief summary of the significant rights of shareholders of the Federated Fund and shareholders of the CCB Fund.

           SHARES OF THE FEDERATED FUND AND THE CCB FUND. The Trust is authorized to issue an unlimited number of shares of beneficial interest which have no par value. The Federated Fund is a separate series of the Trust. The Board of Trustees has established one class of shares of the Federated Fund, known as Class A Shares. The CCB Fund is authorized to issue an unlimited number of shares of beneficial interest which have no par value. The CCB Fund is a portfolio of the CCB Funds and has only one class of shares. Issued and outstanding shares of both the Federated Fund and CCB Fund are fully paid and nonassessable, and freely transferable.

           VOTING RIGHTS. Neither the Trust nor the CCB Funds is required to hold annual meetings of shareholders, except as required under the 1940 Act. Shareholder approval is necessary only for certain changes in operations or the election of trustees under certain circumstances. Each of the Trust and the CCB Funds requires that a special meeting of shareholders be called for any permissible purpose upon the written request of the holders of at least 10% of the outstanding shares of the series or class of the Trust or the CCB Funds, as the case may be, entitled to vote. Each share of the Federated Fund and of the CCB Fund gives the shareholder one vote in trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio or class in each of the Trust and the CCB Funds have equal voting rights except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

           TRUSTEES. The Declaration of Trust for the Trust and the Declaration of Trust for the CCB Funds each provides that the term of office of each Trustee shall be for the lifetime of the Trust or the CCB Funds, as the case may be, or the earlier of his or her death, resignation, retirement, removal or mental or physical incapacity. A Trustee of the Trust or the CCB Funds may be removed by:
(i) written instrument signed by at least two-thirds of the Trustees, (ii) a majority vote of the Trustees if the Trustee has become mentally or physically incapacitated or (iii) a vote of two-thirds of the outstanding shares at any special meeting of shareholders. A vacancy on the Board may be filled by the Trustees remaining in office. A meeting of shareholders will be required for the purpose of electing additional Trustees whenever fewer than a majority of the Trustees then in office were elected by shareholders.

           LIABILITY OF TRUSTEES AND OFFICERS. Under both the Declaration of Trust for the Trust and the Declaration of Trust for the CCB Funds, a Trustee or officer will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust for the Trust and the By-Laws of the CCB Funds each further provides that Trustees and officers will be indemnified by the Trust or the CCB Funds, as the case may be, to the fullest extent permitted by law against liability and against all expenses of litigation unless the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties.

           SHAREHOLDER LIABILITY. Under certain circumstances, shareholders of the Federated Fund may be held personally liable as partners under Massachusetts law for obligations of the Trust on behalf of the Federated Fund. To protect its shareholders, the Trust has filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of its shareholders for such acts or obligations of the Trust. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the Trust or its Trustees enter into or sign.

           In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Federated Fund, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust on behalf of the Federated Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them from assets of the Federated Fund Shareholders of the CCB Fund have the same potential liability under Massachusetts law.

           TERMINATION. In the event of the termination of the Trust or any portfolio or class of the Trust or of the termination of the CCB Fund, the shareholders of the respective portfolio or class are entitled to receive, when and as declared by its Trustees, the excess of the assets belonging to the respective portfolio or class over the liabilities belonging to the respective portfolio or class. In either case, the assets belonging to the portfolio or class will be distributed among the shareholders in proportion to the number of shares of the respective portfolio or class held by them.

CAPITALIZATION

           The Federated Fund is a newly-organized portfolio which, as of the date of this Prospectus/Proxy Statement, has not conducted any business (other than matters incident to its organization) and has no shareholders. Accordingly, the capitalization of the Federated Fund immediately following the Reorganization is expected to be identical to the capitalization of the CCB Fund immediately prior to the Reorganization. The following table sets forth the unaudited capitalization of the Class A Shares of the Federated Fund and the shares of the CCB Fund as of May 31, 1999 and on a pro forma combined basis as of that date:

                           FEDERATED

                            FEDERATED FUND                       PRO FORMA
                           (CLASS A SHARES)         CCB FUND      COMBINED

                           -----------------    -------------------------------

Net Assets.................       --              $40,176,980   $40,176,980
Net Asset Value Per Share..       --                 $10.72        $10.72
Shares Outstanding.........       --                3,747.85      3747.85

                INFORMATION ABOUT THE FEDERATED FUND, THE TRUST,

                           THE CCB FUND AND CCB FUNDS

     FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND, A PORTFOLIO OF MUNICIPAL SECURITIES INCOME TRUST

           Information about the Trust and the Federated Fund is contained in the Federated Fund's current Prospectus dated June 4, 1999, a copy of which is included herewith and incorporated herein by reference. Additional information about the Federated Fund is included in the Federated Fund's Statement of Additional Information dated June 4, 1999, and the Statement of Additional Information dated June 18, 1999 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of the Statements of Additional Information, which have been filed with the Securities and Exchange Commission (the "SEC"), may be obtained upon request and without charge by contacting the Federated Fund at 1-800-245-5051, option one, or by writing the Federated Fund at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, PA 15237-7000. The Trust is subject to the informational requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by the Trust or the Federated Fund can be obtained by calling or writing the Federated Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, D.C. located at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at certain of its regional offices located at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, IL 60661 and 13th Floor, Seven World Trade Center, New York, NY 10048. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or from the SEC's Internet site at http://www.sec.gov.

           This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Trust with the SEC under the 1933 Act, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Trust and the Federated Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND, A PORTFOLIO OF CCB FUNDS

           Information about the CCB Fund and the CCB Funds is contained in the CCB Fund's current Prospectus dated July 31, 1998, the Annual Report to Shareholders dated May 31, 1998, the Semi-Annual Report to Shareholders dated October 31, 1998, the Statement of Additional Information dated July 31, 1998, and the Statement of Additional Information dated June 18, 1999 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of such Prospectus, Annual Report, and Statements of Additional Information, which have been filed with the SEC, may be obtained upon request and without charge from the CCB Fund by calling 1-800-386-3111, or by writing to the CCB Fund at 5800 Corporate Drive, Pittsburgh, PA 15237-7010. The CCB Fund is subject to the informational requirements of the 1933 Act, the 1934 Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by CCB Funds or its portfolio, the CCB Fund, can be obtained by calling or writing the CCB Fund and can also be inspected at the public reference facilities maintained by the SEC or obtained at prescribed rates at the addresses listed in the previous section or from the SEC's Internet site at http://www.sec.gov.

                               VOTING INFORMATION

           This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of the CCB Funds of proxies for use at the Special Meeting of Shareholders (the "Special Meeting") to be held at 2:00 p.m. on July 22, 1999 at: 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, and at any adjournments thereof. The proxy confers discretionary authority on the persons designated therein to vote on other business not currently contemplated which may properly come before the Special Meeting. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon; if no instructions are given, such proxy will be voted in favor of the Reorganization Agreement. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the CCB Funds an instrument revoking the proxy, by submitting a proxy bearing a later date or by attending and voting at the Special Meeting.

           The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Federated Investment Management Company. In addition to solicitations through the mails, proxies may be solicited by officers, employees and agents of the CCB Fund, Federated Investment Management Company and their respective affiliates at no additional cost to the CCB Fund. Such solicitations may be by telephone, telegraph or personal contact. Federated Investment Management Company will reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

           The Board of Trustees of the CCB Funds has fixed the close of business on June 7, 1999, as the record date for the determination of shareholders of the CCB Fund entitled to notice of and to vote at the Special Meeting and any adjournments thereof. As of the record date, there were 3,761,415 shares of the CCB Fund outstanding. Each of the CCB Fund's shares is entitled to one vote and fractional shares have proportionate voting rights. On the record date, the Trustees and officers of the CCB Funds as a group owned less than 1% of the outstanding shares of the CCB Fund. To the best knowledge of Central Carolina Bank, as of the record date, no person, except as set forth in the table below, owned beneficially or of record 5% or more of the CCB Fund's outstanding shares.

                                          SHARES OWNED OF          PERCENT OF
           NAME AND ADDRESS           RECORD AND BENEFICIALLY OUTSTANDING SHARES
Central Carolina Bank & Trust Company        3,325,199                 88.40%

Durham, North Carolina

           As of the record date, there were no Class A Shares of the Federated Fund outstanding.

           Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of the CCB Fund. The votes of shareholders of the Federated Fund are not being solicited since their approval is not required in order to effect the Reorganization.

           One-half of the issued and outstanding shares of the CCB Fund, represented in person or by proxy, will be required to constitute a quorum at the Special Meeting for the purpose of voting on the proposed Reorganization. For purposes of determining the presence of a quorum, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the 1940 Act, however, which governs this transaction, matters subject to the requirements of the 1940 Act, including the Reorganization, are determined on the basis of a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and "broker non-votes" as if they were votes against the Reorganization.

DISSENTER'S RIGHT OF APPRAISAL

           Shareholders of the CCB Fund objecting to the Reorganization have no appraisal rights under the CCB Funds' Declaration of Trust or Massachusetts law. Under the Plan, if approved by CCB Fund shareholders, each shareholder will become the owner of Class A Shares of the Federated Fund having a total net asset value equal to the total net asset value of his or her holdings in the CCB Fund at the Closing Date.

           OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

           Management of the CCB Funds knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other business shall properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

           If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

           Whether or not shareholders expect to attend the Special Meeting, all shareholders are urged to sign, fill in and return the enclosed proxy form promptly.

                                   EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of June 2, 1999 (the "Agreement") between CCB Funds, a Massachusetts business trust ("CCB"), on behalf of its portfolio CCB North Carolina Municipal Securities Fund (the "Fund"), with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010 and Municipal Securities Income Trust, a Massachusetts business trust ("MSIT"), with its principal place of business located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, on behalf of its newly-organized portfolio Federated North Carolina Municipal Income Fund (the "Successor Fund").

           WHEREAS, the Board of Trustees of CCB and the Board of Trustees of MSIT have determined that it is in the best interests of CCB and MSIT, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and

           WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"):

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

           1.     PLAN OF EXCHANGE.

                  (a) Subject to the terms and conditions set forth herein, the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund (subject to the liabilities of the Fund) in exchange for full and fractional Class A Shares of the Successor Fund (the "Successor Fund Shares"), to be issued by MSIT, having an aggregate net asset value equal to the value of the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Exchange Date (such time and date being hereinafter called the "Valuation Time") in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Fund Shares, MSIT shall credit the Successor Fund Shares to the Fund's account on the share record books of MSIT and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to MSIT's transfer agent to establish accounts for the shareholders on the share record books relating to the Successor Fund.

                  (b) Delivery of the assets of the Fund to be transferred shall be made on the Exchange Date (as defined herein). Assets transferred shall be delivered to State Street Bank and Trust Company, MSIT's custodian (the "Custodian"), for the account of MSIT and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of MSIT and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of MSIT and the Successor Fund.

                  (c) The Fund will pay or cause to be paid to MSIT any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and to MSIT and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

                  (d) The Exchange Date shall be July 23, 1999, or such earlier or later date as may be mutually agreed upon by the parties.

                  (e) As soon as practicable after the Exchange Date, the Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Fund in proportion to the number of shares each such shareholder holds in the Fund and shall take all other steps necessary to effect its termination. After the Exchange Date, the Fund shall not conduct any business except in connection with its termination.

     2. CCB'S REPRESENTATIONS AND WARRANTIES. CCB, on behalf of the Fund, represents and warrants to and agrees with MSIT, on behalf of the Successor Fund, as follows:

                  (a) CCB is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

                  (b) This Agreement has been duly authorized, executed and delivered by CCB and is valid and binding on the Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the CCB's Declaration of Trust or By-Laws or any agreement or arrangement to which the Fund is a party or by which it is bound.

                  (c) CCB is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (d) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund.

     (e) On the Exchange Date, CCB will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

     3. MSIT'S REPRESENTATIONS AND WARRANTIES. MSIT, on behalf of the Successor Fund, represents and warrants to and agrees with CCB, on behalf of the Fund, as follows:

                  (a) MSIT is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                  (b) This Agreement has been duly authorized, executed and delivered by MSIT and is valid and binding on MSIT, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate MSIT's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                  (c) MSIT is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

                  (d) The Successor Fund does not have any known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to MSIT's knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

                  (e) At the Exchange Date, the Successor Fund Shares to be issued to the Fund (the only Successor Fund Shares to be issued as of the Exchange Date, except for the initial capital, if any) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable. No MSIT or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

           4. MSIT'S CONDITIONS PRECEDENT. The obligations of MSIT hereunder with respect to the Successor Fund shall be subject to the following conditions:

                  (a) CCB shall have furnished to MSIT a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Valuation Time.

                  (b) As of the Exchange Date, all representations and warranties of CCB made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

                  (c) A vote of the shareholders of the Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

           5. CCB'S CONDITIONS PRECEDENT. The obligations of CCB hereunder with respect to the Fund shall be subject to the condition that as of the Exchange Date all representations and warranties of MSIT made in the Agreement shall be true and correct as if made at and as of such date, and that MSIT shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

           6. MSIT'S AND CCB'S CONDITIONS PRECEDENT. The obligations of both MSIT and CCB hereunder shall be subject to the following conditions:

                  (a) The post-effective amendment to MSIT's Registration Statement on Form N-1A relating to the Successor Fund under the 1933 Act and the 1940 Act, if applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of MSIT to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

                  (b) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

                  (c) Each party shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code.

           Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

           7. TERMINATION OF AGREEMENT. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of CCB or the Board of Trustees of MSIT at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of CCB or the Board of Trustees of MSIT, make proceeding with this Agreement inadvisable.

           If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of MSIT or the Trustees, officers or shareholders of CCB, in respect of this Agreement.

           8. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of MSIT, and any of the conditions set forth in Section 5 may be waived by the Board of CCB, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of CCB and MSIT if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

           9. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           10. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of CCB and MSIT, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

           11.    CAPACITY OF TRUSTEES, ETC.

                  (a)(i) The names "CCB Funds" and "Board of Trustees of CCB Funds" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under CCB's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of CCB. The obligations of CCB entered into in the name or on behalf of the Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of CCB or the Fund personally, but bind only the Fund's trust property, and all persons dealing with any portfolio of shares of CCB must look solely to the trust property belonging to such portfolio for the enforcement of any claims against CCB.

                    (ii) Both parties specifically acknowledge and agree that any liability of the Fund under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund and that no other portfolio of CCB shall be liable with respect thereto.

                  (b)(i) The names "Municipal Securities Income Trust" and "Board of Trustees of Municipal Securities Income Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under MSIT's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of MSIT. The obligations of MSIT entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of MSIT personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of MSIT must look solely to the trust property belonging to such portfolio for the enforcement of any claims against MSIT.

                    (ii) Both parties specifically acknowledge and agree that any liability of MSIT under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund and that no other portfolio of MSIT shall be liable with respect thereto.

           12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           IN WITNESS WHEREOF, CCB and MSIT have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.

ATTEST:                    CCB FUNDS, on behalf of its portfolio, CCB North

                           Carolina Municipal Securities Fund

/S/C. GRANT ANDERSON

Assistant Secretary        /S/JOSEPH A. MACHI

                           Title:  Vice President

ATTEST:                    MUNICIPAL SECURITIES INCOME TRUST, on
                           behalf of its portfolio, Federated North Carolina Municipal Income Fund

/S/ LESLIE K. ROSS         /S/JOHN W. MCGONIGLE
Assistant Secretary        Title:  Executive Vice President and Secretary
                           Exhibit 17 under Form N-14

CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND,

(formerly, 111 Corcoran North Carolina Municipal Securities Fund)

a portfolio of

CCB FUNDS,

(formerly, 111 Corcoran Funds)

SPECIAL MEETING OF SHAREHOLDERS

July 22, 1999

CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND,

(formerly, 111 Corcoran North Carolina Municipal Securities Fund)

a portfolio of

CCB FUNDS,

(formerly, 111 Corcoran Funds)

CUSIP NO. 682365101

The undersigned shareholder(s) of the CCB North Carolina Municipal Securities Fund, a portfolio of CCB Funds (the "CCB Fund"), hereby appoint(s) C. Grant Anderson, Patricia F. Conner, Antoinette D. Brkovich, Elisabeth Miller and Ann M. Scanlon or any of them true and lawful proxies, with power of substitution of each, to vote all shares of the CCB Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on July 22, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010 at 2:00 p.m. (local time) and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The proxies named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER.

PROPOSAL

TO APPROVE OR DISAPPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE CCB FUNDS, ON BEHALF OF ITS PORTFOLIO CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND, AND MUNICIPAL SECURITIES INCOME TRUST, ON BEHALF OF ITS PORTFOLIO FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS  X

KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------



DETACH AND RETURN THIS PORTION ONLY.

CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND,

a portfolio of

CCB FUNDS

RECORD DATE SHARES: _________________

                              VOTE ON THE PROPOSAL

                             FOR                AGAINST            ABSTAIN

Please sign EXACTLY as your name(s) appear(s) above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all owners should sign.

-----------------------------------



-----------------------------------

Signature(s) of Shareholder(s)

Date: ______________________________

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JUNE 18, 1999

                          Acquisition of the Assets of

                  CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND,

        (formerly, 111 Corcoran North Carolina Municipal Securities Fund)

                                 a portfolio of

                                    CCB FUNDS

                         (formerly, 111 Corcoran Funds)

                              5800 Corporate Drive

                       Pittsburgh, Pennsylvania 15237-7010

                        Telephone Number: 1-800-386-3111

                    By and in exchange for Class A Shares of

                 FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND,

                                 a portfolio of

                        MUNICIPAL SECURITIES INCOME TRUST

                              5800 Corporate Drive

                       Pittsburgh, Pennsylvania 15237-7000

                  Telephone Number: 1-800-245-5051, option one

           This Statement of Additional Information dated June 18, 1999 is not a prospectus. A Prospectus/Proxy Statement dated June 18, 1999 related to the above-referenced matter may be obtained from Municipal Securities Income Trust, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

                                TABLE OF CONTENTS

1. Statement of Additional Information of Federated North Carolina Municipal Income Fund, a portfolio of Municipal Securities Income Trust, dated June 4, 1999.

2. Statement of Additional Information of CCB North Carolina Municipal Securities Fund, a portfolio of CCB Funds, dated July 31, 1998.

3. Financial Statements of CCB North Carolina Municipal Securities Fund, a portfolio of CCB Funds, dated May 31, 1998.

4. Financial Statements (unaudited) of CCB North Carolina Municipal Securities Fund, a portfolio of CCB Funds, dated November 30, 1998.

           The Statement of Additional Information of Federated North Carolina Municipal Income Fund (the "Federated Fund"), a portfolio of Municipal Securities Income Trust (the "Trust") dated June 4, 1999, is incorporated herein by reference to the Federated Fund's definitive Statement of Additional Information filed pursuant to Rule 497(c) (File Nos. 33-36729 and 811-8165) which was filed with the Securities and Exchange Commission on or about June 9, 1999. A copy may be obtained, upon request and without charge, from the Federated Fund at 5800 Corporate Drive, Pittsburgh, PA 15237-7000; telephone number: 1-800-245-5051, option one.

           The Statement of Additional Information of CCB North Carolina Municipal Securities Fund (the "CCB Fund"), a portfolio of CCB Funds (the "CCB Funds"), dated July 31, 1998, is incorporated herein by reference to Post-Effective Amendment No. 12 to the CCB Funds' Registration Statement on Form N-1A (File Nos. 33-45753 and 811-6561) which was filed with the Securities and Exchange Commission on or about July 21, 1998. A copy may be obtained, upon request and without charge, from the CCB Fund at 5800 Corporate Drive, Pittsburgh, PA 15237-7010; telephone number: 1-800-386-3111.

           Financial Statements of the Federated Fund are not included herein because the Federated Fund has not yet commenced operations. The audited financial statements of the CCB Fund, dated May 31, 1998, are incorporated herein by reference to the CCB Fund's Annual Report to Shareholders, dated May 31, 1998, which was filed with the Securities and Exchange Commission on or about July 29, 1998. A copy may be obtained, upon request and without charge, from the CCB Fund at 5800 Corporate Drive, Pittsburgh, PA 15237-7000; telephone number: 1-800-386-3111.

           The unaudited financial statements of the CCB Fund, dated November 30, 1998, are incorporated herein by reference to the CCB Fund's Semi-Annual Report to Shareholders, dated November 30, 1998, which was filed with the Securities and Exchange Commission on or about January 22, 1999. A copy may be obtained, upon request and without charge, from the CCB Bond Fund at 5800 Corporate Drive, Pittsburgh, PA 15237-7010; telephone number: 1-800-386-3111, option one

           Pro forma financial information is not required because the Federated Fund has not conducted any business other than matters incident to its organization and will not commence operations until completion of the Reorganization.